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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-70371) and Form S-8 (No. 333-33127) of Midcoast Energy Resources, Inc. of our report dated March 10, 2000 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


PRICEWATERHOUSECOOPERS LLP

Houston, Texas
March 30, 2000